Exhibit 99.1

Oculis SA and European Biotech Acquisition Corp announce business combination agreement to create Nasdaq-listed biopharmaceutical company driving breakthrough innovations in ophthalmology

•	Oculis is focused on becoming a leading global ophthalmic biopharmaceutical company with product candidates to address areas of significant medical needs, including diabetic macular edema (DME), dry eye disease (DED), and neuro-retina indications such as glaucoma, affecting growing patient populations

•	Net proceeds expected to support advanced clinical pipeline of multiple innovative product candidates with near term potential value catalysts, potentially including the first topical eye-drop for DME, the first biologic eye-drop for DED and the first neuroprotective agent for neuro-retina diseases, such as glaucoma

•	Combined company expected to have a post-transaction enterprise value of approximately $220 million and a cash balance exceeding $200 million, including gross PIPE and private investment proceeds and cash held in EBAC’s trust, assuming no redemptions by EBAC shareholders, and before deducting anticipated transaction expenses

•	Upsized PIPE and private investment financing of close to $80 million, anchored by LSP 7, with the participation of leading institutional investors, including Earlybird, Novartis Venture Fund, Pivotal bioVenture Partners, funds managed by Tekla Capital Management LLC, and VI Partners, among others

•	Business combination is expected to be completed in H1 2023

Lausanne, Switzerland & Amsterdam, Netherlands, October 17, 2022 -- Oculis, SA. (“Oculis”), a global biopharmaceutical company developing treatments to save sight and improve eye care with breakthrough innovations and European Biotech Acquisition Corp (“EBAC”, NASDAQ: EBAC), a special purpose acquisition company (SPAC), today announced they have entered into a definitive business combination agreement. Upon closing of the transaction, the company will be named “Oculis Holding SA” and will work to accelerate the development of Oculis’s differentiated ophthalmology pipeline. The transaction includes commitments to an upsized PIPE and private investment of close to $80 million, anchored by LSP 7, with the participation of leading institutional investors, including Earlybird, Novartis Venture Fund, Pivotal bioVenture Partners, funds managed by Tekla Capital Management LLC, and VI Partners, among others.

Riad Sherif, M.D., CEO of Oculis, said: “Oculis’s purpose is to drive innovation to save sight and improve eye care. This transaction accelerates our mission and propels our pipeline of highly differentiated product candidates for patients and physicians. We are delighted to have the support of key investors. We look forward to delivering important milestones including Phase 3 clinical trials of OCS-01, a potential first topical eyedrop product to treat the retina, Phase 2b clinical trials of OCS-02, a first in class topical anti-TNF for the treatment of DED and uveitis, and a proof-of-concept trial of neuroprotective agent, OCS-05, in acute optic neuritis. These are crucial deliverables towards bringing to market new therapies to patients.”

Eduardo Bravo, CEO of EBAC, said: “Oculis has built a highly diversified late-stage pipeline that has the potential to revolutionize treatment in major ophthalmology segments. EBAC was formed to invest in the untapped potential in the European biotechnology sector and has screened over 100 European biotechnology companies. Oculis is a prime example of what we set out to invest in, with great innovation, a well thought out strategy and an experienced management team to bring promising therapies to market for patients suffering from eye disease.”

Oculis Overview

Oculis is focused on becoming a leading global ophthalmic biopharmaceutical company with product candidates to address areas of significant medical needs, including DME, DED, and glaucoma, affecting growing patient populations.

Oculis is advancing its diversified product portfolio, which includes three clinical-stage product candidates:

•	OCS-01 was purposefully designed to enable a potential breakthrough approach in the treatment of retinal diseases; a topical, non-invasive approach. Current therapies require intra-ocular injections. Effective topical therapies would complement the existing approaches by adding an option with improved patient comfort, safety, accessibility, cost and allowing individualized dosing. OCS-01 combines dexamethasone, an approved active ingredient proven as effective and safe in the treatment of DME with a novel formulation technology that facilitates active ingredient access to the back-of-the-eye (Oculis’s Optireach® technology). This product candidate is currently in Phase 3 development, globally (USA, EU, CN) for DME with the potential to become the first non-invasive, topical eye drop for a back of the eye disease. OCS-01 is also in Phase 3 development in the USA for the treatment of inflammation and pain following cataract surgery, which would, if approved, potentially be the first once-a-day steroid for this indication.

•	OCS-02 is a topical anti-TNF alpha monoclonal antibody fragment. The proprietary biologic technology of antibody fragment has potential pharmaceutical advantages in terms of solubility and stability. TNF alpha has been shown to be involved in two ophthalmic conditions: dry eye disease (DED) where it interferes with both core inflammation and necrosis and in uveitis where a TNF-alpha antagonist was approved as a systemic treatment of posterior uveitis. OCS-02 has completed three, placebo controlled, double masked, clinical studies in which favorable efficacy and tolerability results were observed: two in dry eye disease (DED) symptoms and one in acute anterior uveitis (AAU). The candidate is now progressing into Phase 2b clinical studies. For the treatment of DED, it has the potential to, if approved, be the first topical biologic, with an additional upside in personalized treatment based on a proprietary genetic biomarker. For the uveitis indication, the goal is to evaluate OCS-02 as a steroid-sparing maintenance treatment for chronic anterior uveitis, an indication where no other non-steroidal topical solutions are approved.

•	OCS-05 is a serum-glucocorticoid kinase 2 (SGK-2) activator, in development as a potential disease-modifying neuroprotective agent to address neurological damage to the optic nerve. OCS-05 is initially in development as a potential therapeutic for acute optic neuritis, or AON, a rare disease with high unmet need as currently, there is no approved treatment for AON. OCS-05 is currently in clinical studies in Europe. Oculis plans to evaluate OCS-05 to treat other pervasive ophthalmologic neurological pathologic disorders such as geographic atrophy, neuropathic keratitis and glaucoma.

In addition to these three clinical candidates, Oculis is engaged in several earlier preclinical development initiatives, including the evaluation of OCS-03 as a possible treatment for corneal neovascularization, a common disorder caused by the aberrant development of new blood vessels into the cornea and pterygium, a pink colored growth that originates in the conjunctiva. Oculis is also assessing the preclinical candidate OCS-04 as a potential therapeutic for use in corneal transplant.

Transaction Overview

The business combination is expected to deliver gross proceeds to Oculis in excess of $200 million (assuming no redemptions). This includes approximately $127.5 million held in EBAC’s trust (assuming no redemptions) and commitments to an upsized PIPE and private investment of close to $80 million, anchored by LSP 7, with the participation of leading institutional investors, including Earlybird, Novartis Venture Fund, Pivotal bioVenture Partners, funds managed by Tekla Capital Management LLC, and VI Partners, among others.

The proposed transaction was unanimously approved by the board of directors of all parties and is supported by existing shareholders of Oculis.

The proposed transaction is expected to be completed in the first half of 2023, subject to, among other things, the approval by EBAC shareholders and the satisfaction or waiver of other customary closing conditions. The newly listed entity Oculis Holding SA will be a company registered in Switzerland with its headquarters at the current office of Oculis at the EPFL Innovation Park in Lausanne, Switzerland.

Oculis Advisors

BofA Securities is acting as financial advisor and SVB Securities is acting as capital market’s advisor to Oculis. Cooley (UK) LLP serves as US legal counsel, VISCHER SA serves as Swiss legal counsel and PricewaterhouseCoopers SA serves as auditors to Oculis, SA.

EBAC Advisors

Credit Suisse and Kempen are acting as financial advisor and capital markets advisor. Davis Polk & Wardwell LLP serves as U.S. legal counsel, Stibbe N.V. serves as Dutch legal counsel, and Maples Group serves as Cayman legal counsel to EBAC.

Credit Suisse, BofA Securities, SVB Securities, Kempen, and Arctica Finance are acting as private placements agents for EBAC in connection with the PIPE Transaction. Shearman & Sterling LLP serves as legal counsel to the placement agents.

About EBAC

EBAC is a SPAC formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more business or entities. Its principals possess public and private market investing experience and operational knowledge to bring value added benefits to Oculis. The EBAC team has substantial experience investing in and operating businesses in multiple sectors, as well as a long-term track record in creatively structuring transactions to unlock and maximize value.

About Oculis

Oculis is a global biopharmaceutical company purposefully driven to save sight, improve eye care and address medical needs with breakthrough innovations. Oculis’s differentiated pipeline includes candidates for topical retinal treatments, topical biologics and disease modifying treatments. With a presence in key international markets, Oculis is poised to deliver treatments to patients worldwide. Headquartered in Lausanne, Switzerland and with operations in Europe, the U.S. and China, Oculis is led by an experienced management team with an extensive track record and supported by leading international healthcare investors.

Additional Information and Where to Find It

In connection with the Merger Agreement and the proposed Transaction, EBAC intends to file with the U.S. Securities and Exchange Commission (the "SEC") a proxy statement on Schedule 14A relating to the proposed Transaction. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that EBAC has filed or may file with the SEC in connection with the proposed Transaction. EBAC's shareholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto, the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed Transaction, as these materials will contain important information about EBAC, Oculis SA, the Merger Agreement, and the proposed Transaction. When available, the definitive proxy statement and other relevant materials for the proposed Transaction will be mailed to shareholders of EBAC as of a record date to be established for voting on the proposed Transaction. Before making any voting or investment decision, investors and shareholders of EBAC are urged to carefully read the entire proxy statement, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed Transaction. EBAC investors and shareholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to: European Biotech Acquisition Corp., EPFL Innovation Park Building D, Route J-D. Colladon, 1015 Lausanne, Switzerland, Attention: Eduardo Bravo.

Participants in the Solicitation

EBAC, Oculis SA and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from EBAC's shareholders with respect to the proposed Transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed Transaction of EBAC's directors and officers in EBAC's filings with the SEC, including, when filed with the SEC, the preliminary proxy statement and the amendments thereto, the definitive proxy statement, and other documents filed with the SEC. Such information with respect to Oculis's directors and executive officers will also be included in the proxy statement.

No Offer or Solicitation

This press release is not a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction and will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This press release contains forward looking statements and information. The use of words such as “accelerate,” “address,” “approve,” “assess,” “assume,” “become,” “before,” “bring,” “continue,” “could,” “develop,” “drive,” “engage,” “evaluate,” “expect,” “include,” “first,” “follow,” “forward,” “further,” “goal,” “imminent,” “initiate,” “may,” “plan,” “poise,” “potential,” “progress,” “promise,” “propose,” “prove,” “ongoing,” “upcoming,” “upside,” “will,” “would,” and other similar expressions are intended to identify forward looking statements. For example, statements regarding the initiation, timing, progress and results of Oculis’s clinical studies, including with respect to OCS-01, OCS-02, and OCS-05, and of Oculis’ preclinical studies, including with respect to OCS-03 and OCS-04; Oculis’s research and development programs, regulatory and business strategy, future development plans, and management; Oculis’s ability to advance product candidates into, and successfully complete, and the timing or likelihood of regulatory filings and approvals, as well as any statements regarding EBAC’s or Oculis’s ability to consummate the proposed business combination, are forward looking. All forward looking statements are based on estimates and assumptions that, while considered reasonable by EBAC and its management and Oculis and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond EBAC’s and Oculis’s control. These forward looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, assurance, prediction or definitive statement of a fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the SPAC and the Company. All forward-looking statements are subject to risks, uncertainties and other factors that may cause actual results to differ materially from those that we expected and/or those expressed or implied by such forward-looking statements. These risks and uncertainties include the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the proposed business combination; the outcome of any legal proceedings that may be instituted against EBAC, the combined company or others following this announcement of the proposed business combination and any definitive agreements with respect thereto; the inability to complete the proposed business combination due to the failure to obtain approval of the shareholders of EBAC, to obtain financing to complete the proposed business combination or to satisfy other conditions to closing; changes to the proposed structure of the proposed business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed business combination; the ability for Oculis Holding SA to meet stock exchange listing standards following the consummation of the proposed business combination; the risk that the proposed business combination disrupts current plans and operations of Oculis SA as a result of the announcement and consummation of the proposed business combination; the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees; costs related to the proposed business combination; changes in applicable laws or regulations; the possibility that Oculis SA or the combined company may be adversely affected by changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; Oculis’s estimates of expenses and profitability; or other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements and Risk Factor Summary” in EBAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, or other documents filed by EBAC with the SEC.

Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to update or revise an y forward looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Nothing in this Press Release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. Neither EBAC nor Oculis undertakes any duty to update these forward-looking statements or to inform the recipient of any matters of which any of them becomes aware of which may affect any matter referred to in this Press Release.

Oculis and EBAC disclaim any and all liability for any loss or damage (whether foreseeable or not) suffered or incurred by any person or entity as a result of anything contained or omitted from this Press Release and such liability is expressly disclaimed.

The recipient agrees that it shall not seek to sue or otherwise hold the Oculis, EBAC or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives liable in any respect for the provision of this Press Release, the information contained in this Press Release, or the omission of any information from this Press Release. Only those particular representations and warranties of Oculis or EBAC made in a definitive written agreement regarding the transaction (which will not contain any representation or warranty relating to this Press Release) when and if executed, and subject to such limitations and restrictions as specified therein, shall have any legal effect.

INVESTOR CONTACT:

Consilium Strategic Communications

Amber Fennell, Matthew Cole, David Daley

oculis@consilium-comms.com